UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 5, 2005

Date of Report (Date of earliest event reported)

NationsHealth, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware	000-50348	06-1688360
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13650 N.W. 8th Street, Suite 109
Sunrise, Florida 33325

(Address of Principal Executive Offices)

(954) 903-5000

Registrant’s telephone number, including area code

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On May 9, 2005, NationsHealth, Inc. (the “Company”) issued a press release announcing that it has entered into a strategic agreement with United States Pharmaceutical Group, L.L.C. (“USPG”), its indirect wholly-owned subsidiary, and Connecticut General Life Insurance Company (“CIGNA”), a Connecticut corporation (the “Strategic Agreement”), which Strategic Agreement was executed on May 4, 2005 and released from escrow and effective on May 5, 2005. Pursuant to the Strategic Agreement, USPG will provide certain marketing, distribution and enrollee service activities and expertise (the “Services”) in connection with CIGNA’s activities as a Prescription Drug Plan (“PDP”) sponsor under the auspices of the Centers for Medicare and Medicaid Services (“CMS”). The Company’s and USPG’s obligations under the Strategic Agreement are contingent upon approval of CIGNA’s pending application to the CMS to become a PDP sponsor. The Strategic Agreement will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ending June 30, 2005, with portions omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and it is incorporated by reference as if fully set forth herein.

As partial consideration for the Services to be provided to CIGNA by USPG, fourteen days after the NationsHealth Funding Date (as such term is defined in the Strategic Agreement), (i) CIGNA will purchase from the Company, and the Company will issue to CIGNA, three hundred three thousand thirty (303,030) shares of the common stock of the Company (the “Common Stock”) at a purchase price of six dollars and sixty cents ($6.60) per share and (ii) the Company will issue to CIGNA a warrant to purchase 2,936,450 shares of the Company’s common stock (the “Warrant Shares”) at an exercise price of six dollars and sixty cents ($6.60).

The warrant pursuant to which the Warrant Shares will be issued to CIGNA is subject to the terms and conditions of a Warrant Agreement by and between the Company and CIGNA, executed on May 4, 2005 and released from escrow and effective as of May 5, 2005 (the “Warrant Agreement”). The Warrant Agreement is attached to this Form 8-K as Exhibit 4.1 and it is incorporated by reference as if fully set forth herein.

The Common Stock and the Warrant Shares are being issued pursuant to a Securities Purchase Agreement by and between the Company and CIGNA, executed on May 4, 2005 and released from escrow and effective as of May 5, 2005 (the “Securities Purchase Agreement”). The Securities Purchase Agreement is attached to this Form 8-K as Exhibit 4.2 and it is incorporated by reference as if fully set forth herein.

Item 9.01 – Financial Statements and Exhibits

(c) Exhibits.

4.1	Warrant Agreement by and between NationsHealth, Inc. and Connecticut General Life Insurance Company, executed on May 4, 2005 and released from escrow and effective as of May 5, 2005.

4.2	Securities Purchase Agreement by and between NationsHealth, Inc. and Connecticut General Life Insurance Company, executed on May 4, 2005 and released from escrow and effective as of May 5, 2005.

99.1	Press release dated May 9, 2005, announcing the strategic alliance among NationsHealth, Inc., United States Pharmaceutical Group, L.L.C. and Connecticut General Life Insurance Company.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONSHEALTH, INC.
Date: May 11, 2005	By:	/s/ Timothy Fairbanks
Timothy Fairbanks
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
4.1	Warrant Agreement by and between NationsHealth, Inc. and Connecticut General Life Insurance Company, executed on May 4, 2005 and released from escrow and effective as of May 5, 2005.

4.2	Securities Purchase Agreement by and between NationsHealth, Inc. and Connecticut General Life Insurance Company, executed on May 4, 2005 and released from escrow and effective as of May 5, 2005

99.1	Press release dated May 9, 2005, announcing the strategic alliance among NationsHealth, Inc., United States Pharmaceutical Group, LLC and Connecticut General Life Insurance Company.

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